UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2017

PEABODY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri		63101-1826
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (314) 342-3400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
As previously announced, on April 13, 2016, Peabody Energy Corporation, a Delaware corporation ("Peabody" or the "Company"), and a majority of the Company’s wholly owned domestic subsidiaries, as well as one international subsidiary in Gibraltar (collectively with the Company, the "Debtors"), filed voluntary petitions (the "Chapter 11 Cases") under Chapter 11 of Title 11 of the U.S. Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Eastern District of Missouri (the "Bankruptcy Court").

On March 17, 2017, the Bankruptcy Court entered an order confirming the Debtors' Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession as Revised on March 15, 2017 (the "Plan"), which approved and confirmed the Plan. For more information on the Plan and the related Bankruptcy Court order of confirmation, see our Current Report on Form 8-K that was filed with the SEC on March 20, 2017.

On April 3, 2017 (the "Effective Date"), the Debtors satisfied the conditions to effectiveness set forth in the Plan. As a result, the Plan became effective in accordance with its terms, and the Debtors emerged from their Chapter 11 Cases.

For more information on the events that occurred and the securities that were issued upon the Effective Date, please refer to the Company's Current Report on Form 8-K that was filed with the SEC on April 3, 2017.

Peabody is filing this Current Report on Form 8-K to provide the computation of its ratio of earnings to fixed charges for each of the years in the five-year period ended December 31, 2016, which is attached as Exhibit 12.1 hereto and incorporated by reference herein. Peabody’s unaudited pro forma computation of ratio of earnings to combined fixed charges and preference security dividends for the year ended December 31, 2016, giving effect to related financing transactions, is filed as Exhibit 12.2 to this Current Report on Form 8-K and is incorporated herein by reference.
In addition, Peabody is filing this Current Report on Form 8-K to provide certain financial information with respect to its emergence from the Chapter 11 Cases. The following unaudited pro forma condensed consolidated financial data are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2016;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2016; and

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Data

Also included as Exhibit 99.2 to this Current Report on Form 8-K are certain updates to the Risk Factors included in Item 1A. of Peabody's Annual Report on Form 10-K, which was filed with the SEC on March 22, 2017.
Other Information
In late March 2017, Cyclone Debbie struck the coast of Queensland, Australia, resulting in heavy rainfall and subsequent flooding that impacted the operations and logistics chain for the Company's metallurgical coal mines in the region. While the Company’s metallurgical mines in Queensland have recommenced operations in the wake of Cyclone Debbie, outages of the rail system in the region are preventing coal shipments from mine to port.  Rail services provider Aurizon announced on April 3, 2017 that initial assessments indicate that recovery of the Goonyella rail system, which connects various Bowen Basin mines to the Dalrymple Bay Coal Terminal and Hay Point Coal Terminal, is expected to take approximately five weeks. The Company is continuing to assess the effects of Cyclone Debbie and the resulting rail outage on sales volumes and the Company's results of operations. In this regard, it is too early for the Company to determine the impact these events may have on second quarter price negotiations with metallurgical coal customers.
Cautionary Note Regarding Forward-Looking Statements
This Current Report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934 and are intended to come within the safe harbor protection provided by those sections. These forward-looking statements include statements that relate to the intent, beliefs, plans or expectations of Peabody Energy or its management at the time of this Current Report, as well as any estimates or projections for the outcome of events that have not yet occurred at the time of this Current Report. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements include expressions such as “believe” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will” and similar terms and expressions. All forward-looking statements made by Peabody Energy are predictions and not guarantees of future performance and are subject to various risks, uncertainties and factors relating to Peabody Energy’s operations and business environment, all of which are difficult to predict and many of which are beyond Peabody Energy’s control. These risks, uncertainties and factors could cause Peabody Energy’s actual results to differ materially from those matters expressed in or implied by these forward-looking statements. Such factors include, but are not limited to: those described under the “Risk Factors” section and elsewhere in Peabody Energy’s most recently filed Annual Report on Form 10-K and Exhibit 99.2 of this Current Report on Form 8-K, which are available on Peabody Energy’s website at www.peabodyenergy.com and on the SEC’s website at www.sec.gov, such as unfavorable economic, financial and business conditions, as well as other risks and uncertainties. Factors that could affect Peabody Energy’s results or an investment in its securities include, but are not limited to:

•	competition in the energy market and supply and demand for our products, including the impact of alternative energy sources, such as natural gas and renewables;

•	global steel demand and the downstream impact on metallurgical coal prices, and lower demand for Peabody Energy's products by electric power generators;

•	customer procurement practices and contract duration;

•	the impact of weather and natural disasters on demand, production and transportation;

•	reductions and/or deferrals of purchases by major customers and Peabody Energy's ability to renew sales contracts;

•	credit and performance risks associated with customers, suppliers, contract miners, co-shippers, and trading, bank and other financial counterparties;

•	geologic, equipment, permitting, site access, operational risks and new technologies related to mining;

•	transportation availability, performance and costs;

•	availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires;

•	impact of take-or-pay arrangements for rail and port commitments for the delivery of coal;

•	successful implementation of business strategies, including, without limitation, the actions Peabody Energy is implementing to improve its organization;

•	negotiation of labor contracts, employee relations and workforce availability, including, without limitation, attracting and retaining key personnel;

•	changes in post-retirement benefit and pension obligations and their related funding requirements;

•	replacement and development of coal reserves;

•	effects of changes in interest rates and currency exchange rates (primarily the Australian dollar);

•	effects of acquisitions or divestitures;

•
Peabody Energy's ability to successfully consummate planned divestitures, including the announced sale of all of its equity interests in Metropolitan Collieries Pty Ltd, the entity that owns the Metropolitan coal mine in New South Wales, Australia;

•
economic strength and political stability of countries in which Peabody Energy has operations or serves customers; legislation, regulations and court decisions or other government actions, including, but not limited to, new environmental and mine safety requirements, changes in income tax regulations, sales-related royalties, or other regulatory taxes and changes in derivative laws and regulations;

•	Peabody Energy's ability to obtain and renew permits necessary for its operations;

•
Peabody Energy's ability to appropriately secure its requirements for reclamation, federal and state workers’ compensation, federal coal leases and other obligations related to it operations, including its ability to utilize self-bonding and/or successfully access the commercial surety bond market;

•	litigation or other dispute resolution, including, but not limited to, claims not yet asserted;

•	terrorist attacks or security threats, including, but not limited to, cybersecurity breaches;

•	impacts of pandemic illnesses;

•
any lack of an established market for certain of Peabody Energy's securities, including Peabody Energy's Series A Convertible Preferred Stock, and potential dilution of its common stock due to future issuances of equity securities;

•	price volatility in Peabody Energy's securities;

•	short-sales in Peabody Energy's common stock; and

•	any conflicts of interest between Peabody Energy's significant shareholders and other holders of its capital stock.

In addition, such factors include the following related to Peabody Energy's current capital structure:

•	Peabody Energy's ability to generate sufficient cash to service all of its indebtedness;

•	Peabody Energy's debt instruments and capital structure place certain limits on its ability to pay dividends and repurchase Common Stock; and

•	Peabody Energy's ability to comply with financial and other restrictive covenants in various agreements, including its debt instruments.

Forward-looking statements made by Peabody Energy in this Current Report, or elsewhere, speak only as of the date on which the statements were made. New risks and uncertainties arise from time to time, and it is not possible for Peabody Energy to predict all of these events or how they may affect it or its anticipated results. Peabody Energy does not undertake any obligation to publicly update any forward-looking statements except as may be required by law. In light of these risks and uncertainties, readers should keep in mind that the events referenced by any forward-looking statements made in this Current Report may not occur and should not place undue reliance on any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
12.1	Computation of Ratio of Earnings to Fixed Charges for each of the years in the five-year period ended December 31, 2016
12.2	Unaudited Pro Forma Computation of Ratio of Earnings to Combined Fixed Charges and Preference Security Dividends
99.1	Unaudited Pro Forma Condensed Consolidated Financial Data
99.2	Certain updates to Risk Factors included in Item 1A. of Peabody's Annual Report on Form 10-K as filed with the SEC on March 22, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

April 10, 2017	By: /s/ Amy B. Schwetz
Name: Amy B. Schwetz
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
12.1	Computation of Ratio of Earnings to Fixed Charges for each of the years in the five-year period ended December 31, 2016
12.2	Unaudited Pro Forma Computation of Ratio of Earnings to Combined Fixed Charges and Preference Security Dividends
99.1	Unaudited Pro Forma Condensed Consolidated Financial Data
99.2	Certain updates to Risk Factors included in Item 1A. of Peabody's Annual Report on Form 10-K as filed with the SEC on March 22, 2017